[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                     SEMI-ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

MFS(R) INSTITUTIONAL
MID CAP GROWTH FUND

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

TRUSTEES                               INVESTMENT ADVISER
Jeffrey L. Shames*                     Massachusetts Financial Services Company
Chairman, Chief Executive              500 Boylston Street
Officer, and Director, MFS             Boston, MA 02116-3741
Investment Management(R)
                                       DISTRIBUTOR
Nelson J. Darling, Jr.                 MFS Fund Distributors, Inc.
Professional Trustee                   500 Boylston Street
                                       Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                         INVESTOR SERVICE
Capitol Entertainment                  MFS Service Center, Inc.
Management Company;                    P.O. Box 2281
Real Estate Consultant                 Boston, MA 02107-9906

CHAIRMAN AND PRESIDENT                 For additional information,
Jeffrey L. Shames*                     contact your financial adviser.

PORTFOLIO MANAGERS                     CUSTODIAN
John W. Ballen*                        State Street Bank and Trust Company
Mark Regan*
                                       WORLD WIDE WEB
TREASURER                              www.mfs.com
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser


--------------------------------------------------------------------------------
NOT FDIC INSURED         MAY LOSE VALUE            NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

[Graphic Omitted]
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

January 15, 1999


MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1998, the Fund provided a total return of 3.16% (including the reinvestment of distributions). This compares to a 5.36% return for the Russell Mid-Cap Growth Index (the Russell Index), which measures the performance of the 800 smallest growth companies in the Russell 1000 Index. The Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, posted a 9.23% return over the same period.

Both the third and fourth quarters of 1998 exhibited high levels of volatility. Small- and mid-cap stocks, already under pressure due to the bull market's favoring of large multinational companies, bottomed out in early October, hitting their lowest valuation levels in 30 years. From there the mid-cap market staged a tremendous recovery, as the concerns that had driven it down -- emerging market instability, hedge fund insolvency, and a looming crisis in financial liquidity worldwide -- began to recede, aided by interest-rate cuts by the world's central banks that stimulated activity in the equity markets.

Both the degree and speed of the recovery surprised us, because traditionally investors are cautious for a longer period after a dramatic drop in performance. However, during the fourth-quarter rebound, the portfolio gained approximately 25%, while the Russell Index returned 26.50%. For the quarter, the S&P 500 returned 20.75%. The severe declines in small-cap stocks in the early part of the fourth quarter were offset by strong performance in technology stocks later in the quarter, with particularly strong showings from stocks in the Internet and semiconductor industries.

The portfolio was helped by opportunistic purchases during the October correction, when we took advantage of low share prices for good stocks whose valuations had been, in our opinion, unfairly driven down. Some of these purchases included Cambridge Technology Partners, CBT Group, Shared Medical, Sportsline, CompUSA, and Gymboree. All of these stocks have performed well through the end of 1998 and have contributed positively to the portfolio's performance. It's important to remember that the portfolio is actively managed, and current holdings may be different.

In the technology sector, almost all of our holdings performed strongly in the fourth quarter. Specifically, Ascend Communications (up 45%), Sipex (up 50%), and Synopsys (up 63%) had the strongest impact on total portfolio performance. In the health care sector, our position in Cytyc gained 150%. Additionally, a large holding in the industrial goods and services sector, Elsag Bailey, was bought by ABB in the quarter, which resulted in a significant gain.

The portfolio was hurt in the second half of 1998 by our holdings in oil services stocks, specifically our holdings in deep-water drilling companies, as the price of oil fell to its lowest level in 30 years. We believe that as oil supply and demand become better balanced, oil prices will stabilize and deep-water drilling stocks will perform very well. Individual earnings disappointments by Aspect Telecom and Learning Tree also put a drag on the portfolio's performance.

Because of the high returns in the technology sector over the past quarter, we reduced many of our weightings there to preserve gains for shareholders. Currently, technology stocks comprise about 20% of the portfolio. Leisure sector holdings were also reduced significantly at the end of 1998 because several large positions appreciated above our price targets. We used proceeds from the reductions in these two sectors to boost our weightings in promising stocks in the business services, health care, and retailing sectors.

As of year-end, the portfolio remains attractively valued and we anticipate strong annual earnings growth across the portfolio. We believe valuations will be favorable relative to large-cap companies, whose earnings we project to grow more slowly. As always, our focus remains on the outlooks and valuations of specific companies and industries, and we are cautiously positioned for 1999.

Respectfully,
/s/John W. Ballen                                   /s/ Mark Regan
John W. Ballen                                      Mark Regan
Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Executive Committee and Board of Directors of MFS Investment Management(R). He also is portfolio manager of MFS(R) Emerging Growth Fund, MFS(R) Institutional Emerging Equities Fund, MFS(R) Institutional Mid Cap Growth Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), and the Emerging Growth Series offered through MFS(R)/Sun Life annuity products. Mr. Ballen joined the MFS Research Department in 1984 as an industry specialist. He was named Investment Officer in 1986, Vice President -- Investments in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

Mark Regan is a Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Mid Cap Growth Fund and MFS(R) Institutional Mid Cap Growth Fund. He joined MFS in 1989 as a research analyst. He was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, Vice President -- Investments in 1992, and Senior Vice President in 1999. Mr. Regan is a graduate of Cornell University and the Sloan School of Management at the Massachusetts Institute of Technology.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective:              Seeks to provide long-term growth of capital. The Fund
                        invests, under normal market conditions, at least 80% of its total assets in the equity securities of companies with market capitalizations within the range of the Russell Mid Cap Growth Index at the time of the Fund's investment.
Commencement of
investment operations:  December 28, 1995

Size:                   $48.2 million net assets as of December 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

                             6 Months      1 Year     3 Years   10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return        +3.16%     +20.74%     +66.23%          +67.47%
--------------------------------------------------------------------------------
Average Annual Total Return      --       +20.74%     +18.46%          +18.68%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, December 28, 1995, through December 31, 1998.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1998

Stocks - 97.6%
--------------------------------------------------------------------------------
ISSUER                                            SHARES                 VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 93.6%
  Automotive - 1.0%
    Federal-Mogul Corp.                            8,000            $  476,000
--------------------------------------------------------------------------------
  Banks and Credit Companies - 1.7%
    Compass Bancshares, Inc.                       9,500            $  361,594
    First Security Corp.                          13,100               306,212
    Regions Financial Corp.                        3,600               145,125
                                                                    ----------
                                                                    $  812,931
--------------------------------------------------------------------------------
  Biotechnology - 1.6%
    IDEXX Laboratories, Inc.*                     29,500            $  793,734
--------------------------------------------------------------------------------
  Business Machines - 1.2%
    Affiliated Computer Services, Inc., "A"*      12,800            $  576,000
--------------------------------------------------------------------------------
  Business Services - 10.1%
    BISYS Group, Inc.*                             6,200            $  320,075
    DST Systems, Inc.*                             8,300               473,619
    Fiserv, Inc.*                                 17,325               891,155
    Learning Tree International, Inc.*            35,200               319,000
    Paymentech, Inc.*                             40,800               754,800
    Policy Management Systems Corp.*              18,500               934,250
    Quintiles Transnational Corp.*                 9,400               501,725
    Technology Solutions Co.*                     60,675               650,360
                                                                    ----------
                                                                    $4,844,984
--------------------------------------------------------------------------------
  Chemicals - 0.6%
    Cambrex Corp.                                 12,900            $  309,600
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.0%
    Electronic Arts, Inc.*                         4,500            $  252,563
    Intuit, Inc.*                                  3,500               253,750
                                                                    ----------
                                                                    $  506,313
--------------------------------------------------------------------------------
  Computer Software - Systems - 9.7%
    Aspen Technology, Inc.*                       18,900            $  274,050
    BMC Software, Inc.*                            7,500               334,219
    Cadence Design Systems, Inc.*                 20,520               610,470
    Cambridge Technology Partners, Inc.*          24,500               542,062
    Compuware Corp.*                               5,800               453,125
    Edify Corp.*                                  90,400               751,450
    JDA Software Group, Inc.*                     22,100               214,094
    Synopsys, Inc.*                               24,462             1,327,063
    Vantive Corp.*                                19,200               153,600
                                                                    ----------
                                                                    $4,660,133
--------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Ardent Software, Inc.*                         1,200            $   27,600
--------------------------------------------------------------------------------
  Consumer Goods and Services - 3.6%
    LoJack Corp.*                                 32,900            $  390,688
    Sportsline USA, Inc.*                         85,000             1,322,812
                                                                    ----------
                                                                    $1,713,500
--------------------------------------------------------------------------------
  Electronics - 1.7%
    Cable Design Technologies Corp.*              43,450            $  803,825
--------------------------------------------------------------------------------
  Entertainment - 8.7%
    Cox Radio, Inc., "A"*                          4,800            $  202,800
    Gemstar International Group Ltd.*             35,361             2,024,417
    Heftel Broadcasting Corp., "A"*               12,400               610,700
    Jacor Communications, Inc.*                    8,300               534,313
    MediaOne Group, Inc.*                         17,400               817,800
                                                                    ----------
                                                                    $4,190,030
--------------------------------------------------------------------------------
  Financial Institutions - 3.4%
    Edwards (A.G.), Inc.                          24,800            $  923,800
    Finova Group, Inc.                             7,800               420,712
    Waddell & Reed Financial, Inc., "A"           13,000               307,938
                                                                    ----------
                                                                    $1,652,450
--------------------------------------------------------------------------------
  Financial Services - 0.4%
    Enhance Financial Services Group, Inc.         7,200            $  216,000
--------------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    McCormick & Co., Inc.                         13,700            $  463,231
--------------------------------------------------------------------------------
  Insurance
    MONY Group, Inc.*                                200            $    6,263
--------------------------------------------------------------------------------
  Machinery - 0.1%
    Federal Signal Corp.                           1,900            $   52,013
--------------------------------------------------------------------------------
  Medical and Health Products - 0.9%
    PSS World Medical, Inc.*                      18,400            $  423,200
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 13.9%
    Concentra Managed Care, Inc.*                129,136            $1,380,141
    Cyberonics, Inc.*                              3,100                41,850
    Cytyc Corp.*                                  92,800             2,389,600
    Health Management Associates, Inc., "A"*      12,300               265,988
    Lincare Holdings, Inc.*                       13,700               555,706
    PAREXEL International Corp.*                   9,600               240,000
    Shared Medical Systems Corp.                  13,200               658,350
    Steris Corp.*                                 17,700               503,344
    Total Renal Care Holdings, Inc.*              11,743               347,152
    Ventana Med Systems, Inc.*                    15,200               328,700
                                                                    ----------
                                                                    $6,710,831
--------------------------------------------------------------------------------
  Oil Services - 6.8%
    Cooper Cameron Corp.*                         41,100            $1,006,950
    Diamond Offshore Drilling, Inc.               19,200               454,800
    Global Industries, Inc.*                     108,200               662,725
    Noble Drilling Corp.*                         64,000               828,000
    Transocean Offshore, Inc.                     11,800               316,387
                                                                    ----------
                                                                    $3,268,862
--------------------------------------------------------------------------------
  Pharmaceuticals - 1.6%
    Cytoclonal Pharmaceutics, Inc.*                6,700            $   46,063
    Sepracor, Inc.*                                8,500               749,062
                                                                    ----------
                                                                    $  795,125
--------------------------------------------------------------------------------
  Printing and Publishing - 1.4%
    Scholastic Corp.*                             12,200            $  654,225
--------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Gartner Group, Inc.*                           4,100            $   87,125
    Sylvan Learning Systems, Inc.*                 2,100                64,050
                                                                    ----------
                                                                    $  151,175
--------------------------------------------------------------------------------
  Stores - 8.4%
    BJ's Wholesale Club, Inc.*                    38,800            $1,796,925
    CompUSA, Inc.*                                88,800             1,159,950
    Elder-Beerman Stores Corp.*                   11,300               130,656
    Gymboree Corp.*                               83,900               534,862
    Office Depot, Inc.*                            3,500               129,281
    Petco Animal Supplies, Inc.*                  31,000               311,938
                                                                    ----------
                                                                    $4,063,612
--------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Meyer (Fred), Inc.*                           12,060           $   726,615
--------------------------------------------------------------------------------
  Telecommunications - 12.9%
    Advanced Fibre Communications*                48,700           $   532,656
    Aerial Communications, Inc.*                  64,900               381,287
    Amdocs Ltd.*                                  20,600               352,775
    Ascend Communications, Inc.*                  49,985             3,286,514
    Aspect Telecommunications Corp.*              49,900               860,775
    Cellular Communications International, Inc.    1,500               102,000
    Lightbridge, Inc.*                            34,500               189,750
    Qwest Communications International, Inc.*     10,414               520,700
                                                                   -----------
                                                                   $ 6,226,457
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $45,124,709
--------------------------------------------------------------------------------
Foreign Stocks - 4.0%
  Bermuda - 2.4%
    Ace Ltd. (Insurance)                          13,100           $   451,131
    ESG Re Ltd. (Insurance)                       12,900               261,225
    EXEL Ltd., "A" (Insurance)                     2,108               158,100
    Global Crossing Ltd. (Telecommunications)*       400                18,050
    Mutual Risk Management Ltd. (Insurance)        6,200               242,575
                                                                   -----------
                                                                   $ 1,131,081
--------------------------------------------------------------------------------
  United Kingdom - 1.6%
    CBT Group PLC, ADR (Computer Software -
      Personal Computers)*                        52,100           $   774,988
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 1,906,069
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $43,914,556)                        $47,030,778
--------------------------------------------------------------------------------

Convertible Preferred Stock - 2.1%
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Concentra Managed Care, Inc., 4.50%        1,070,000           $   815,875
    Concentra Managed Care, Inc., 6.00%          260,000               219,050
--------------------------------------------------------------------------------
Total Convertible Preferred Stock
 (Identified Cost, $913,300)                                       $ 1,034,925
--------------------------------------------------------------------------------


Short-Term Obligations - 15.2%
--------------------------------------------------------------------------------
                                                 SHARES OR
ISSUER                                       PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------
    Federal Home Loan Bank due 1/04/99           299,893           $   299,893
    Navigator Securities Lending
     Prime Portfolio                           7,030,361             7,030,361
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 7,330,254
--------------------------------------------------------------------------------
Total Investments (Identified
 Cost, $52,158,110)                                                $55,395,957
Other Assets, Less Liabilities - (14.9)%                            (7,204,115)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $48,191,842
--------------------------------------------------------------------------------
*Non-income producing security.


                       See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $52,158,110)           $55,395,957
  Cash                                                                 2,686
  Receivable for investments sold                                    356,126
  Dividends and interest receivable                                   33,829
  Receivable from investment adviser                                  32,113
  Deferred organization expenses                                       3,479
  Other assets                                                           312
                                                                 -----------
      Total assets                                               $55,824,502
                                                                 -----------
Liabilities:
  Distributions payable                                          $   448,156
  Payable for investments purchased                                  130,271
  Collaterial for securities loaned, at value                      7,030,361
  Payable to affiliates -
    Management fee                                                       767
    Shareholder servicing agent fee                                       19
  Accrued expenses and other liabilities                              23,086
                                                                 -----------
      Total liabilities                                            7,632,660
                                                                 -----------
Net assets                                                       $48,191,842
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $43,771,265
  Unrealized appreciation on investments                           3,237,847
  Accumulated undistributed net realized
    gain on investments                                            1,205,332
  Accumulated net investment loss                                    (22,602)
                                                                 -----------
      Total                                                      $48,191,842
                                                                 ===========
Shares of beneficial interest outstanding                          3,502,670
                                                                   =========
Net asset value, redemption price, and offering
  price per share (net assets of $48,191,842 /
  3,502,670 shares of beneficial interest outstanding)                $13.76
                                                                      ======

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $  65,047
    Securities lending                                                6,084
    Dividends                                                        46,010
                                                                 ----------
      Total investment income                                    $  117,141
                                                                 ----------

  Expenses -
    Management fee                                               $  128,994
    Trustees' compensation                                            2,500
    Shareholder servicing agent fee                                   1,625
    Administrative fee                                                2,120
    Custodian fee                                                     9,966
    Printing                                                          6,758
    Auditing fees                                                     9,444
    Legal fees                                                          730
    Amortization of organization expenses                               703
    Registration fees                                                14,333
    Miscellaneous                                                       742
                                                                 ----------
      Total expenses                                             $  177,915
    Fees paid indirectly                                             (6,059)
    Preliminary reduction of expenses by
      investment adviser                                            (32,113)
                                                                  ----------
      Net expenses                                                $  139,743
                                                                  ----------
        Net investment loss                                       $  (22,602)
                                                                  ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on
    investment transactions                                       $1,454,097
  Change in unrealized depreciation on investments                  (110,361)
                                                                  ----------
      Net realized and unrealized gain on investments             $1,343,736
                                                                  ----------
          Increase in net assets from operations                  $1,321,134
                                                                  ==========
See notes to financial statements

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED             YEAR ENDED
                                                              DECEMBER 31, 1998          JUNE 30, 1998
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $    (22,602)           $   (53,046)
  Net realized gain on investments                                    1,454,097              6,352,347
  Net unrealized gain (loss) on investments                            (110,361)             1,207,679
                                                                   ------------            -----------
    Increase in net assets from operations                         $  1,321,134            $ 7,506,980
                                                                   ------------            -----------
Distributions declared to shareholders from net realized gain
on investments                                                     $ (5,353,020)           $(1,324,355)
                                                                   ------------            -----------
Net increase in net assets from Fund share transactions            $  3,287,950            $17,746,250
                                                                   ------------            -----------
      Total increase (decrease) in net assets                      $   (743,936)           $23,928,875
Net assets:
  At beginning of period                                             48,935,778             25,006,903
                                                                   ------------            -----------
  At end of period (including accumulated net investment loss
    of $22,602 and $0, respectively)                               $ 48,191,842            $48,935,778
                                                                   ============            ===========

See notes to financial statements

Financial Highlights

--------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                               SIX MONTHS ENDED        ---------------------------------------------------
                                              DECEMBER 31, 1998               1998               1997                1996*
                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $15.04             $12.25             $11.13               $10.00
                                                         ------             ------             ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                        $(0.01)            $(0.02)            $ 0.00**             $(0.01)
  Net realized and unrealized gain on investments
    and foreign currency transactions                      0.44               3.45               1.40                 1.14
                                                         ------             ------             ------               ------
      Total from investment operations                   $ 0.43             $ 3.43             $ 1.40               $ 1.13
                                                         ------             ------             ------               ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                        $(1.71)            $(0.64)            $(0.28)              $   --
                                                         ------             ------             ------                -----
Net asset value - end of period                          $13.76             $15.04             $12.25               $11.13
                                                         ======             ======             ======               ======
Total return                                              3.16%++           29.15%             12.80%               11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              0.67%+             0.66%              0.66%                0.70%+
  Net investment loss                                   (0.10)%+           (0.17)%            (0.01)%              (0.25)%+
Portfolio turnover                                          70%               143%               136%                  33%
Net assets at end of period (000 omitted)               $48,192            $48,936            $25,007               $8,149

  *For the period from the commencement of investment operations, December 28,
   1995, through December 31, 1996.
 **The per share amount was less than $0.01
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S)The investment adviser voluntarily agreed to maintain the other expenses, excluding management fees, of the Fund at no more than 0.05% of average daily net assets effective May 3, 1996. During the period December 28, 1995, through May 2, 1996, the Adviser agreed to maintain the expenses at no more than 0.75%. To the extent actual expenses were over these limitations, the net investment loss per share and ratios would have been:

    Net investment loss                                  $(0.02)            $(0.04)            $(0.04)              $(0.09)
    Ratios (to average net assets):
      Expenses##                                          0.82%+             0.83%              0.98%                2.59%+
      Net investment loss                               (0.25)%+           (0.35)%            (0.34)%              (2.14)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $30,996,290 and $29,777,845, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                            $52,158,110
                                                          -----------
Gross unrealized appreciation                               7,374,305
Gross unrealized depreciation                             $(4,136,458)
                                                          -----------
  Net unrealized appreciation                             $ 3,237,847
                                                          ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                   SIX MONTHS ENDED DECEMBER 31, 1998           YEAR ENDED JUNE 30, 1998
                                 ------------------------------------   --------------------------------
                                             SHARES            AMOUNT          SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                 265,428      $  4,000,000       1,169,138       $17,272,721
Shares issued to shareholders in
  reinvestment of distributions             366,582         4,904,864          90,842         1,125,529
Shares reacquired                          (383,937)       (5,616,914)        (46,638)         (652,000)
                                            -------      ------------       ---------       -----------
    Net increase                            248,073      $  3,287,950       1,213,342       $17,746,250
                                            =======      ============       =========       ===========

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended December 31, 1998, was $55.

(7) Security Lending
The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The securities are loaned by State Street Bank and Trust Company ("State Street"), as agent, to certain brokers approved by the Fund (the "Borrowers"). The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At December 31, 1998, the value of securities loaned was $7,821,120. These loans were collateralized by cash of $7,030,361 and U.S. Treasury securities of $790,759. Cash collateral is invested in short-term securities which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                IMC-3  2/99  .5M